NATIXIS FUNDS

Supplement dated March 4, 2021 to the Natixis Funds Prospectuses, dated April 1, 2020, May 1, 2020, June 1, 2020, December 15, 2020 and February 1, 2021, as may be revised or supplemented from time to time, for the following funds:

AEW Global Focused Real Estate Fund AlphaSimplex Global Alternatives Fund	Loomis Sayles Limited Term Government and Agency Fund
AlphaSimplex Managed Futures Strategy Fund Gateway Equity Call Premium Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Gateway Fund Loomis Sayles Core Plus Bond Fund	Loomis Sayles Strategic Alpha Fund Loomis Sayles Strategic Income Fund
Loomis Sayles Credit Income Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Global Allocation Fund	Mirova U.S. Sustainable Equity Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark Fund
Loomis Sayles Growth Fund	Natixis Oakmark International Fund
Loomis Sayles High Income Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Mid Cap Fund
Loomis Sayles Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles International Growth Fund	Vaughan Nelson Select Fund
Loomis Sayles Investment Grade Bond Fund

Effective May 1, 2021, the fifth bullet under the heading “Class C Shares” in the subsection entitled “Choosing a Share Class” within the section entitled “Investing in the Fund(s)” in each prospectus is amended and restated as follows:

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Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Please see the section “Exchanging or Converting Shares” for details regarding a conversion of shares. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Please consult your financial representative for more information.

Effective May 1, 2021, the second paragraph within the section entitled “Exchanging or Converting Shares” in each prospectus is amended and restated as follows:

In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted below, Class C shares will automatically convert to Class A shares after eight years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for eight years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.